KIRKLAND & ELLIS LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022-4675
Telephone:  (212) 446-4800
Facsimile:  (212) 446-4900
Richard M. Cieri (RC-6062)
Jonathan S. Henes (JH-1979)

Attorneys for the Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


-------------------------------------------------------x
                                                       :
In re                                                  : Chapter 11
                                                       :
SOLUTIA INC., ET AL.,                                  : Case No. 03-17949 (PCB)
                                                       :
         Debtors.                                      : (Jointly Administered)
                                                       :
-------------------------------------------------------x

THIS MONTHLY OPERATING STATEMENT APPLIES TO:

 X  All Debtors                              Axio Research Corporation
---                                      ---

    Solutia Inc.                             Solutia Investments, LLC
---                                      ---

    Solutia Business Enterprises, Inc.       Beamer Road Management Company
---                                      ---

    Solutia Systems, Inc.                    Monchem, Inc.
---                                      ---

    Solutia Overseas, Inc.                   Solutia Inter-America, Inc.
---                                      ---

    CPFilms Inc.                             Solutia International Holding, LLC
---                                      ---

    Solutia Management Company, Inc.         Solutia Taiwan, Inc.
---                                      ---

    Monchem International, Inc.              Solutia Greater China, Inc.
---                                      ---

                      MONTHLY OPERATING STATEMENT FOR THE
                            MONTH OF MARCH 2007 (1)
                            -----------------------

    (1) The information contained in the Debtors' monthly operating report (the "MOR") is unaudited and is limited to the time period indicated and is presented in a format prescribed by the bankruptcy court. The MOR does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the financial statements filed by Solutia Inc. with the Securities and Exchange Commission. Additionally, while every effort has been made to assure its accuracy and completeness, errors or omissions may have inadvertently occurred and the Debtors reserve the right to amend their MOR as necessary.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

-------------------------------------------------------x
                                                       :
In re                                                  : Chapter 11
                                                       :
SOLUTIA INC., ET AL.,                                  : Case No. 03-17949 (PCB)
                                                       :
         Debtors.                                      : (Jointly Administered)
                                                       :
-------------------------------------------------------x

                      MONTHLY OPERATING STATEMENT FOR THE
                              MONTH OF MARCH 2007
                              -------------------

DEBTORS' ADDRESS:                           575 Maryville Centre Dr.
                                            St. Louis, MO 63141

DEBTORS' ATTORNEY:                          KIRKLAND & ELLIS LLP
                                            Richard M. Cieri (RC-6062)
                                            Jonathan S. Henes (JH-1979)
                                            Citigroup Center
                                            153 East 53rd Street
                                            New York, New York 10022-4675

CURRENT MONTH NET LOSS ($M):                $ 3

REPORT PREPARER:                            Timothy J. Spihlman

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTORS

The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs verifies, under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE: April 30, 2007                             /s/ Timothy J. Spihlman
                                                 -----------------------
                                                 Timothy J. Spihlman
                                                 Vice President and Controller

Indicate if this is an amended statement by checking here: _______

                             SOLUTIA INC., ET AL.
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                        MONTHLY DISBURSEMENTS BY DEBTOR
                          For the Month of March 2007

-------------------------------------------------------------------------------

Solutia Inc.                                                $ 277,538,677.00
-------------------------------------------------------------------------------

Solutia Business Enterprises, Inc.                          $ 100.00
-------------------------------------------------------------------------------

Solutia Systems, Inc. *                                     $--
-------------------------------------------------------------------------------

Solutia Overseas, Inc. *                                    $--
-------------------------------------------------------------------------------

CPFilms Inc.                                                $ 11,987,755.25
-------------------------------------------------------------------------------

Solutia Management Company, Inc. *                          $--
-------------------------------------------------------------------------------

Monchem International, Inc. *                               $--
-------------------------------------------------------------------------------

Axio Research Corporation *                                 $--
-------------------------------------------------------------------------------

Solutia Investments, LLC *                                  $--
-------------------------------------------------------------------------------

Beamer Road Management Company *                            $--
-------------------------------------------------------------------------------

Monchem, Inc. *                                             $--
-------------------------------------------------------------------------------

Solutia Inter-America, Inc.                                 $ 42,982.02
-------------------------------------------------------------------------------

Solutia International Holding, LLC *                        $--
-------------------------------------------------------------------------------

Solutia Taiwan, Inc.                                        $ 20,890.26
-------------------------------------------------------------------------------

Solutia Greater China, Inc. *                               $--
-------------------------------------------------------------------------------

* These non-operating debtors had no constructive disbursements made on their behalf.

                             SOLUTIA INC., ET AL.
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                            STATEMENT ON INSURANCE
                          For the Month of March 2007

         All insurance policy premiums due, including those for workers compensation and disability insurance, have been paid and all the policies remain in effect.

                                 SOLUTIA INC., ET AL.,
                    Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                (Debtors in Possession)

                                    SOLUTIA GROUP*
                    CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                                 (DOLLARS IN MILLIONS)

                                                      MONTH ENDED      THREE MONTHS ENDED
                                                     MARCH 31, 2007      MARCH 31, 2007
                                                     --------------    ------------------
TOTAL NET SALES                                        $       259       $           727
TOTAL COST OF GOODS SOLD                                       219                   621
                                                     --------------    ------------------
GROSS PROFIT                                                    40                   106


TOTAL MAT EXPENSE                                               24                    67
                                                     --------------    ------------------
OPERATING INCOME                                                16                    39

EQUITY EARNINGS FROM AFFILIATES                                  3                     9
INTEREST EXPENSE                                                (6)                  (29)
OTHER INCOME, NET                                                2                     3
LOSS ON DEBT MODIFICATION                                       (7)                   (7)

REORGANIZATION ITEMS:
  Professional fees                                             (7)                  (15)
  Provision for rejected executory contracts                     -                     -
  Employee severance and retention costs                         -                    (1)
  Adjustment to allowed claim amounts                            -                     -
  Settlements of pre-petition claims                             -                     -
  Other                                                          -                     -
                                                     --------------    ------------------
                                                                (7)                  (16)

                                                     --------------    ------------------
INCOME (LOSS) BEFORE TAXES                                       1                    (1)
Income tax expense                                               3                     7
                                                     --------------    ------------------
NET LOSS                                               $        (2)      $            (8)
                                                     ==============    ==================

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                               SOLUTIA INC., ET AL.,
                  Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                              (Debtors in Possession)

                                  SOLUTIA GROUP*
               CONSOLIDATED STATEMENT OF FINANCIAL POSITION (UNAUDITED)
                                AS OF MARCH 31, 2007

                                                                            (Dollars in
                                ASSETS                                       millions)
                                ------                                       ---------
Cash                                                                         $     168
Trade Receivables, net                                                             337
Inventories                                                                        314
Other Current Assets                                                               292
                                                                             ---------
TOTAL CURRENT ASSETS                                                             1,111
Property, Plant and Equipment, net                                                 801
Investments in Affiliates                                                          198
Intangible Assets, net                                                             120
Other Assets                                                                       100
                                                                             ---------
TOTAL ASSETS                                                                 $   2,330
                                                                             =========

                LIABILITIES AND SHAREHOLDERS' DEFICIT
                -------------------------------------
Accounts Payable                                                             $     243
Short-Term Debt                                                                    975
Other Current Liabilities                                                          216
                                                                             ---------
TOTAL CURRENT LIABILITIES                                                        1,434
Long-Term Debt                                                                     213
Other Long-Term Liabilities                                                        289
                                                                             ---------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                                      1,936
LIABILITIES SUBJECT TO COMPROMISE                                                1,807
SHAREHOLDERS' DEFICIT                                                           (1,413)
                                                                             ---------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                                    $   2,330
                                                                             =========

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                                              SOLUTIA INC., ET AL.,
                                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                            (Debtors in Possession)

                                                 SOLUTIA GROUP*
                                CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)
                                             (DOLLARS IN MILLIONS)



                                                                              MONTH ENDED     THREE MONTHS ENDED
                                                                            MARCH 31, 2007      MARCH 31, 2007
                                                                            --------------    ------------------
OPERATING ACTIVITIES:
   Net loss                                                                   $        (2)      $            (8)
   Depreciation and amortization                                                        8                    25
   Restructuring expenses and other unusual items                                       2                     7
   Changes in assets and liabilities:
      Trade receivables                                                                (9)                  (49)
      Inventories                                                                     (27)                  (40)
      Accounts payable                                                                 40                    22
      Liabilities subject to compromise:
         Pension plan liabilities                                                       -                   (29)
         Other postretirement benefits liabilities                                     (5)                  (12)
         Other liabilities subject to compromise                                        -                    (1)
      Other assets and liabilities                                                    (15)                  (15)
                                                                            --------------    ------------------
   NET CASH USED BEFORE REORGANIZATION ITEMS                                           (8)                 (100)

   OPERATING CASH FLOWS - REORGANIZATION ITEMS:
      Professional services fees                                                       (7)                  (16)
      Employee severance and retention payments                                         -                    (1)
      Other                                                                             -                    (2)
                                                                            --------------    ------------------
         NET CASH USED IN REORGANIZATION ITEMS                                         (7)                  (19)

                                                                            --------------    ------------------
         NET CASH USED IN OPERATING ACTIVITIES                                        (15)                 (119)
                                                                            ==============    ==================
INVESTING ACTIVITIES:
   Property, plant and equipment purchases                                            (20)                  (36)
   Restricted cash for acquisition                                                      -                  (150)
   Investment proceeds and property disposals, net                                      4                     4
                                                                            --------------    ------------------
         NET CASH USED IN INVESTING ACTIVITIES - CONTINUING OPERATIONS                (16)                 (182)
         NET CASH USED IN INVESTING ACTIVITIES - DISCONTINUED OPERATIONS               (1)                   (1)
                                                                            --------------    ------------------
         NET CASH USED IN INVESTING ACTIVITIES                                        (17)                 (183)
                                                                            ==============    ==================

FINANCING ACTIVITIES:
   Net change in short-term debt obligations                                            -                   325
   Debt issuance costs                                                                  -                    (5)
                                                                            --------------    ------------------
         NET CASH PROVIDED BY FINANCING ACTIVITIES                                      -                   320
                                                                            ==============    ==================

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                  (32)                   18
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                        200                   150
                                                                            --------------    ------------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                      $       168       $           168
                                                                            ==============    ==================

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                                              SOLUTIA INC., ET AL.,
                                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                             (Debtors in Possession)

                                           SOLUTIA CHAPTER 11 DEBTORS
                                CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                                              (DOLLARS IN MILLIONS)

                                                                              MONTH ENDED     THREE MONTHS ENDED
                                                                            MARCH 31, 2007      MARCH 31, 2007
                                                                            --------------    ------------------
TOTAL NET SALES                                                               $       215       $           603
TOTAL COST OF GOODS SOLD                                                              189                   537
                                                                            --------------    ------------------
GROSS PROFIT                                                                           26                    66

TOTAL MAT EXPENSE                                                                      18                    51
                                                                            --------------    ------------------
OPERATING INCOME                                                                        8                    15

EQUITY EARNINGS FROM AFFILIATES                                                         3                     9
INTEREST EXPENSE, NET                                                                  (4)                  (26)
OTHER INCOME, NET                                                                       4                    10
LOSS ON DEBT MODIFICATION                                                              (7)                   (7)

REORGANIZATION ITEMS:
   Professional fees                                                                   (6)                  (14)
   Provision for rejected executory contracts                                           -                     -
   Employee severance and retention costs                                               -                    (1)
   Adjustment to allowed claim amounts                                                  -                     -
   Settlements of pre-petition claims                                                   -                     -
   Other                                                                                -                     -
                                                                            --------------    ------------------
                                                                                       (6)                  (15)

                                                                            --------------    ------------------
LOSS BEFORE TAXES                                                                      (2)                  (14)
Income tax expense                                                                      1                     1
                                                                            --------------    ------------------
NET LOSS                                                                      $        (3)      $           (15)
                                                                            ==============    ==================

See Accompanying Notes to Consolidated Financial Statements.

                                 SOLUTIA INC., ET AL.,
                    Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                (Debtors in Possession)

                               SOLUTIA CHAPTER 11 DEBTORS
               CONSOLIDATED STATEMENT OF FINANCIAL POSITION (UNAUDITED)
                                  AS OF MARCH 31, 2007

                                                                           (Dollars in
                                ASSETS                                      millions)
                                ------                                      ---------
Cash                                                                        $      26
Trade Receivables, net                                                            195
Account Receivables-Unconsolidated Subsidiaries                                    77
Inventories                                                                       201
Other Current Assets                                                              245
                                                                            ---------
TOTAL CURRENT ASSETS                                                              744
Property, Plant and Equipment, net                                                661
Investments in Subsidiaries and Affiliates                                        571
Intangible Assets, net                                                            100
Other Assets                                                                       59
                                                                            ---------
TOTAL ASSETS                                                                $   2,135
                                                                            =========

                LIABILITIES AND SHAREHOLDERS' DEFICIT
                -------------------------------------

Accounts Payable                                                            $     205
Short-Term Debt                                                                   975
Other Current Liabilities                                                         146
                                                                            ---------
TOTAL CURRENT LIABILITIES                                                       1,326
Other Long-Term Liabilities                                                       193
                                                                            ---------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                                     1,519
LIABILITIES SUBJECT TO COMPROMISE                                               1,922
SHAREHOLDERS' DEFICIT                                                          (1,306)
                                                                            ---------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                                   $   2,135
                                                                            =========

See Accompanying Notes to Consolidated Financial Statements.

                             SOLUTIA INC., ET AL.
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND BANKRUPTCY PROCEEDINGS

Nature of Operations

         Solutia Inc., together with its subsidiaries (referred to herein as "Solutia", the "Solutia Group" or the "Company"), is a global manufacturer and marketer of a variety of high-performance chemical-based materials. Solutia is a world leader in performance films for laminated safety glass and after-market applications; specialty products such as water treatment chemicals, heat transfer fluids and aviation hydraulic fluids; and an integrated family of nylon products including high-performance polymers and fibers.

         Prior to September 1, 1997, Solutia was a wholly-owned subsidiary of the former Monsanto Company (now known as Pharmacia Corporation, a wholly-owned subsidiary of Pfizer, Inc. ("Pharmacia")). On September 1, 1997, Pharmacia distributed all of the outstanding shares of common stock of Solutia as a dividend to Pharmacia stockholders (the "Solutia Spinoff"). As a result of the Solutia Spinoff, on September 1, 1997, Solutia became an independent publicly held company and its operations ceased to be owned by Pharmacia. A net deficiency of assets of $113 million resulted from the spinoff.

Proceedings Under Chapter 11 of the Bankruptcy Code

         On December 17, 2003, Solutia Inc. and its 14 U.S. subsidiaries (the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Chapter 11 Cases") in the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB). Solutia's subsidiaries outside the United States were not included in the Chapter 11 filing.

         The filing was made to restructure Solutia's balance sheet, to streamline operations and to reduce costs, in order to allow Solutia to emerge from Chapter 11 as a viable going concern. The filing also was made to obtain relief from the negative financial impact of liabilities for litigation, environmental remediation and certain post-retirement benefits (the "Legacy Liabilities") and liabilities under operating contracts, all of which were assumed at the time of the Solutia Spinoff. These factors, combined with the weakened state of the chemical manufacturing sector, general economic conditions and continuing high, volatile energy and crude oil costs were an obstacle to Solutia's financial stability and success.

         Under Chapter 11, Solutia is operating its businesses as a debtor-in-possession ("DIP") under court protection from creditors and claimants. Since the Chapter 11 filing, orders sufficient to enable Solutia to conduct normal business activities, including the approval of Solutia's DIP financing, have been entered by the Bankruptcy Court. While Solutia is subject to Chapter 11, all transactions not in the ordinary course of business require the prior approval of the Bankruptcy Court. Under the U.S. Bankruptcy Code, Solutia had the exclusive right to propose a plan of reorganization for 120 days following the Chapter 11 filing date. The Bankruptcy Court has subsequently approved extensions of this exclusivity period. The exclusivity period continues until the order disposing of the current motion is entered on the Bankruptcy Court's docket.

         On January 16, 2004, pursuant to authorization from the Bankruptcy Court, Solutia entered into a DIP credit facility. This DIP credit facility has subsequently been amended from time to time, with Bankruptcy Court approval. The DIP credit facility, as amended, currently consists of: (a) a $975 million fully-drawn term loan; and (b) a $250 million borrowing-based revolving credit facility, which includes a $150 million letter of credit subfacility. Of the $1,225 million facility, $150 million must be used to finance the acquisition of Akzo Nobel's 50% interest in the Flexsys joint venture between Solutia and Akzo Nobel. In the event the acquisition is not closed by May 25, 2007, Solutia is required to repay the funds to the lenders.

         As a consequence of the Chapter 11 filing, pending litigation against Solutia is generally stayed, and no party may take any action to collect its pre-petition claims except pursuant to an order of the Bankruptcy Court. November 30, 2004 was the last date by which holders of pre-petition date claims against the Debtors could file such claims. Any holder of a claim that was required to file such claim by November 30, 2004, and did not do so, may be barred from asserting such claim against the Debtors and, accordingly, may not be able to participate in any distribution on account of such claim. Differences between claim amounts identified by the Debtors and claims filed by claimants will be investigated and resolved in connection with the Debtors' claims resolution process, and only holders of claims that are ultimately allowed for purposes of the Chapter 11 case will be entitled to distributions. Solutia has not yet fully completed its analysis of all the proofs of claim. Since the settlement terms of allowed claims are subject to a confirmed plan of reorganization, the ultimate distribution with respect to allowed claims is not presently ascertainable.

         On February 14, 2006, the Debtors filed with the Bankruptcy Court a Plan of Reorganization (the "Plan") and Disclosure Statement (the "Disclosure Statement"). The Plan and Disclosure Statement along with the Relationship Agreement (as defined below) and the Retiree Settlement Agreement, entered into among Solutia, the Official Committee of Unsecured Creditors (the "Unsecured Creditors' Committee") and Official Committee of Retirees appointed in the Chapter 11 Cases (the "Retirees' Committee"), Monsanto Company ("Monsanto"), certain retirees and the other parties thereto (the "Retiree Settlement"), set forth the terms of a global settlement (the "Global Settlement") between Solutia, the Unsecured Creditors' Committee, the Retirees' Committee, Monsanto and Pharmacia. The Global Settlement provides for, among other things, a reallocation of certain Legacy Liabilities among Solutia, Monsanto and Pharmacia and the treatment that various constituencies in the Chapter 11 Cases would receive under the Plan. The reallocation of liabilities between Solutia and Monsanto is set forth in a Relationship Agreement (the "Relationship Agreement") which would be entered into between Solutia and Monsanto upon confirmation of the Plan. Since the February 14, 2006 filing, the Bankruptcy Court has not moved forward with the process to approve the Disclosure Statement and confirm the Plan.

         There are two adversary proceedings ongoing in our Chapter 11 case. JPMorgan Chase National Bank N.A., as indenture trustee of Solutia's debentures due 2027 and 2037, filed litigation against Solutia claiming that such debentures are entitled to secured status as opposed to general unsecured status as set forth in the Plan. In addition, the Official Committee of Equity Security Holders ("Equity Committee") in Solutia's bankruptcy case has filed litigation against Pharmacia and Monsanto, arguing that holders of Solutia's existing equity are entitled to a distribution in the Chapter 11 case.

         Solutia is in discussions with the major stakeholders in our Chapter 11 case in an effort to modify the Global Settlement and Plan and achieve a confirmable Plan. In addition, Solutia continues to evaluate and explore all other reasonable alternatives to reorganize the Company, such as a sale of the reorganized Company's equity or a sale of certain of its businesses or assets that may present a means of maximizing the value of the estate for stakeholders.

Basis of Consolidation

         The consolidated financial statements of the Solutia Group include the accounts of Solutia Inc. and its majority-owned U.S. and non-U.S. subsidiaries. The non-U.S. subsidiaries did not commence Chapter 11 cases. The consolidated financial statements of the Solutia Chapter 11 Debtors include the accounts of Solutia Inc. and its majority-owned U.S. subsidiaries, with investments in non-U.S. subsidiaries accounted for on the cost basis. In each case, all significant intercompany transactions and balances have been eliminated in consolidation. Companies in which Solutia has a significant interest but not a controlling interest are accounted for under the equity method of accounting and included in investments in subsidiaries and affiliates in the consolidated statement of financial position. Solutia's proportionate share of these companies' net earnings or losses is reflected in equity earnings (loss) from affiliates in the consolidated statement of operations. In accordance with Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities, variable interest entities in which Solutia is the primary beneficiary are consolidated within the consolidated financial statements.

         Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States of America have been condensed or omitted for purposes of this Operating Report. The consolidated statement of operations for any interim period is not necessarily indicative of the results that may be expected for a quarter, full year, or any future interim period.

Liquidity

         At March 31, 2007, total liquidity for the Solutia Group was approximately $347 million, consisting of $168 million of cash and DIP facility availability of $179 million. At March 31, 2007, total liquidity for the Solutia Chapter 11 Debtors was approximately $205 million, consisting of $26 million of cash and DIP facility availability of $179 million.

2. SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies are consistent with those listed in the Company's 2006 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 6, 2007.

3. SUPPLEMENTAL INFORMATION - CONSOLIDATED STATEMENT OF CASH FLOWS

Restructuring Expenses and Other Unusual Items
----------------------------------------------

         Restructuring expenses and other unusual items included in the consolidated statement of operations and the consolidated statement of cash flows for the three months ended March 31, 2007 included a charge of $5 million associated with the January 2007 DIP amendment that resulted from the write-off of debt issuance costs and to record the DIP facility as modified at its fair value. Of the $7 million charge, $2 million related to debt issuance costs associated with the $150 million of restricted cash, as described below, was recorded in the month ended March 31, 2007. The debt issuance costs were payable upon the approval of the pending Flexsys acquisition by the Bankruptcy Court, which occurred on April 11, 2007.

Restricted Cash for Acquisition
-------------------------------

         Restricted cash for acquisition included in the consolidated statement of cash flows relates to the portion of the DIP credit facility that has been restricted for a special purpose by the amendment (as more fully described in Note 1). Of the $1,225 million facility, $150 million must be used to finance the acquisition of Akzo Nobel's 50% interest in the Flexsys joint venture between Solutia and Akzo Nobel. In the event the acquisition is not closed by May 25, 2007, Solutia is required to repay the funds to the lenders. The $150 is currently invested in cash and cash equivalents.

4. SUPPLEMENTAL INFORMATION - YEAR-TO-DATE RESULTS OF OPERATIONS

         Solutia's net sales for the three months ended March 31, 2007 increased $49 million, or 7 percent, as compared to the three months ended March 31, 2006 primarily due to higher average selling prices of 3 percent, higher sales volumes of 3 percent, and favorable currency exchange rate fluctuations of 1 percent. The $25 million increase in operating income as compared to the first quarter 2006 resulted from higher net sales and lower charges, partially offset by higher raw material and energy costs of $9 million.

                                     SOLUTIA INC., ET AL.,
                        Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                    (Debtors in Possession)

                                  SOLUTIA CHAPTER 11 DEBTORS
            SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                  MONTH ENDED MARCH 31, 2007

                                                PRE-PETITION    POST-PETITION        TOTAL
                                                   AMOUNT          AMOUNT            AMOUNT
                                               --------------   --------------   --------------

1.     GROSS SALARIES AND WAGES                          0.00    38,266,522.74    38,266,522.74

2.     PAYROLL TAXES WITHHELD                            0.00    11,243,335.82    11,243,335.82

3.     EMPLOYER PAYROLL TAX CONTRIBUTED                  0.00     2,920,406.10     2,920,406.10

4.     GROSS TAXABLE SALES                               0.00       928,013.79       928,013.79

5.     SALES TAXES COLLECTED / USE TAX PAID              0.00       317,588.00       317,588.00

6.     PROPERTY TAXES PAID                               0.00             0.00             0.00

7.     OTHER TAXES PAID                                  0.00           745.00           745.00

                                                       SOLUTIA INC., ET AL.,
                                          Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                                      (Debtors in Possession)

                                                     SOLUTIA CHAPTER 11 DEBTORS
                               SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                                     MONTH ENDED MARCH 31, 2007

DATES AND AMOUNTS PAID TO TAXING AGENCIES (ITEMS 2, 3, 5, 6, 7)

                                                PRE-PETITION  POST-PETITION           TOTAL                                   ITEM
         DEBTOR ENTITY             DATE            AMOUNT         AMOUNT              AMOUNT            TYPE OF TAX          NUMBER
------------------------------------------------------------------------------------------------------------------------------------
Solutia Inc.                     03/01/07           0.00         264,710.34          264,710.34    Employee Payroll Taxes      2
Solutia Inc.                     03/02/07           0.00         208,274.17          208,274.17    Employee Payroll Taxes      2
Solutia Inc.                     03/07/07           0.00          83,144.56           83,144.56    Employee Payroll Taxes      2
Solutia Inc.                     03/08/07           0.00          71,458.65           71,458.65    Employee Payroll Taxes      2
Solutia Inc.                     03/09/07           0.00         197,958.00          197,958.00    Employee Payroll Taxes      2
Solutia Inc.                     03/14/07           0.00          83,838.10           83,838.10    Employee Payroll Taxes      2
Solutia Inc.                     03/15/07           0.00       7,832,139.76        7,832,139.76    Employee Payroll Taxes      2
Solutia Inc.                     03/16/07           0.00         151,360.04          151,360.04    Employee Payroll Taxes      2
Solutia Inc.                     03/20/07           0.00             594.86              594.86    Employee Payroll Taxes      2
Solutia Inc.                     03/21/07           0.00          94,367.68           94,367.68    Employee Payroll Taxes      2
Solutia Inc.                     03/22/07           0.00          71,222.78           71,222.78    Employee Payroll Taxes      2
Solutia Inc.                     03/23/07           0.00         193,041.32          193,041.32    Employee Payroll Taxes      2
Solutia Inc.                     03/28/07           0.00          82,930.01           82,930.01    Employee Payroll Taxes      2
Solutia Inc.                     03/29/07           0.00         191,476.97          191,476.97    Employee Payroll Taxes      2
Solutia Inc.                     03/30/07           0.00       1,897,912.66        1,897,912.66    Employee Payroll Taxes      2
Solutia Inc.                     03/01/07           0.00          69,932.85           69,932.85    Employer Payroll Taxes      3
Solutia Inc.                     03/02/07           0.00          49,342.08           49,342.08    Employer Payroll Taxes      3
Solutia Inc.                     03/07/07           0.00          25,675.87           25,675.87    Employer Payroll Taxes      3
Solutia Inc.                     03/08/07           0.00          21,963.30           21,963.30    Employer Payroll Taxes      3
Solutia Inc.                     03/09/07           0.00          47,387.53           47,387.53    Employer Payroll Taxes      3
Solutia Inc.                     03/14/07           0.00          25,292.21           25,292.21    Employer Payroll Taxes      3
Solutia Inc.                     03/15/07           0.00       1,835,140.45        1,835,140.45    Employer Payroll Taxes      3
Solutia Inc.                     03/16/07           0.00          35,971.17           35,971.17    Employer Payroll Taxes      3
Solutia Inc.                     03/20/07           0.00             148.40              148.40    Employer Payroll Taxes      3
Solutia Inc.                     03/21/07           0.00          27,725.96           27,725.96    Employer Payroll Taxes      3
Solutia Inc.                     03/22/07           0.00          21,957.18           21,957.18    Employer Payroll Taxes      3
Solutia Inc.                     03/23/07           0.00          45,522.55           45,522.55    Employer Payroll Taxes      3
Solutia Inc.                     03/28/07           0.00          25,634.84           25,634.84    Employer Payroll Taxes      3
Solutia Inc.                     03/29/07           0.00          63,231.59           63,231.59    Employer Payroll Taxes      3
Solutia Inc.                     03/30/07           0.00         623,476.88          623,476.88    Employer Payroll Taxes      3
Solutia Inc.                     03/20/07           0.00         276,571.98          276,571.98    Sales/Use Tax Payments      5
CPFilms Inc.                     03/31/07           0.00          41,016.02           41,016.02    Sales & Use                 5
Solutia Inc.                     03/12/07           0.00             340.00              340.00    Annual Reports              7
Solutia Businees Enterprises     03/14/07           0.00             100.00              100.00    Other-Franchise             7
Solutia Inc.                     03/14/07           0.00             110.00              110.00    Other-Franchise             7
Solutia Inc.                     03/29/07           0.00             195.00              195.00    Annual Reports              7
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